UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2022

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Virtual Annual Meeting of Stockholders (the “Virtual Annual Meeting”) of SunCoke Energy, Inc. (the “Company”) was held on May 12, 2022. At the Virtual Annual Meeting, stockholders holding and entitled to vote 72,837,544 shares of common stock of the Company, or approximately 87.42% of the total outstanding shares of common stock on the record date for the Virtual Annual Meeting, which constituted a quorum, were present in person or by proxy. At the Virtual Annual Meeting, the Company’s stockholders voted on the following matters:

1.    On the matter of the election of two directors, Arthur F. Anton and Michael W. Lewis, to the class of directors whose term expires in 2025, the vote was as follows:

Nominee	Votes For	Votes Against	No. of Shares Abstaining
Arthur F. Anton	38,208,931	25,280,853	56,894
Michael W. Lewis	61,016,805	2,469,254	60,619

Number of broker non-votes: 9,290,866.

2.    On the matter of the Omnibus Long-Term Incentive Plan, including an increase in the number of shares of Common Stock to be reserved for issuance of awards, the vote was as follows:

Votes For	Votes Against	Votes Abstained
60,702,454	2,750,755	93,769

Number of broker non-votes: 9,290,866.

3.    On the matter of the non-binding advisory vote to approve the compensation of the Company’s named executive officers, the vote was as follows:

Votes For	Votes Against	Votes Abstained
58,573,840	4,868,424	104,244

Number of broker non-votes: 9,290,866.

4.    On the matter of the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, the vote was as follows:

Votes For	Votes Against	Votes Abstained
72,620,468	161,707	55,369

There were no broker non-votes with respect to this matter.

The results reported above are final voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By: /s/ John J. DiRocco Jr.
John J. DiRocco Jr.
Vice President, Assistant General Counsel and
Corporate Secretary

Date: May 13, 2022